Exhibit 99.1
MARINER ENERGY, INC. VOTE BY INTERNET OR TELEPHONE QUICK EASY IMMEDIATE As a stockholder of Mariner Energy, Inc., you have the option of voting your shares electronic ally through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronic ally over the Internet, telephone or by facsimile must be received by 7:00 p.m., Eastern Time, on [•], 2010. 3 Vote Your Proxy on the Internet: Vote Your Proxy by mail or Facsimile: Vote Your Proxy by Phone: Call 1 (866) 894-0537 Go to www.continentalstock.com Mark, sign, and date your proxy card, Use any touch-tone telephone to vote Have your proxy card available when OR OR then eit her mail it in the postage-paid your proxy. Have your proxy card you access the above website. Follow envelope provided or e s nd o b th sides avail able when you call. Fol ow the the prompts to vote your shares. y b facsimile o t (212)509-5152. voting instructions to vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE OR F A CSI MI LE FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY BY MAIL / FACSIMILE Please mark THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. your votes X like this THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The Board of Directors recommends a vote FOR the Proposals listed. . Approve and adopt the Agreement and Plan FOR AGAINST ABSTAIN 2. Approve any proposal to adjourn the specia l FOR AGAINST ABSTAIN of Merger, dated April 14, 2010, by and meetin g to a later date or dates if necessary among Apache Corporation, ZMZ to solicit additional proxies if there are Acquisitions LLC and Marin er Energy, Inc., as insuffic ient votes to approve and adopt the it may be amended from time to time. Agreement and Plan of Merger at the time of the special meetin g. For address changes and/or comments, please check this box and write them on the back where indicated. Label Area 4” x 1 1/2” IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS ABOVE. PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) UPON FINAL APPROVAL COMPANY ID: FORWARD INTERNET & Toc ommence printin g on this proxy card please sign, date and fax TELEPHONE VOTING this c ardt o this number: 212-691-9013 or emailu s your approval. TO PROXY NUMBER: SUNGUARD SIGNATURE: DATE: TIME: WITHOUT THE YELLOW Registered Quantity Broker Quantity BOX, BLUE BOX & CROP ACCOUNT NUMBER: Note: SCOTTI t o Email if nal approvedc opyf or Electronic Voting website setu p: Y es MARKS Signature Signature Date , 2010. NOTE: Please sign exactly as name(s) appear above. Joint owners should each sign. When signing in a representative capacity, please give full title. Your signature serves as acknowledgement of receipt of the accompanying Proxy Statement/Prospectus which describes the above proposals.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY — MARINER ENERGY, INC. One BriarLake Plaza, Suite 2000 2000 West Sam Houston Parkway South Houston, Texas 77042 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS This Proxy is accompanied by a Proxy Statement/Prospectus describing the proposals to be voted upon. The undersigned hereby appoints Scott D. Josey, Jesus G. Melendez and Teresa G. Bushman, or any of them, with full power of substitution, to represent and to vote as designated on the reverse side, all the shares of Marin er Energy, Inc. held of record by the undersigned on [•], 2010 at the special meeting of stockholders to be held on [•], 2010 or at any adjournment thereof, with all the powers the undersigned would have if personally present, as set forth on the reverse side. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THE PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE SIDE. The proxies are authoriz ed to vote in their discretion upon such other matters as may properly be brought before the special meeting of stockhold ers or any adjournment or postponement of it. PLEASE MARK, SIGN, DATE AND RETURN Change of Address and/or Comments THE PROXY CARD (Continued, and to be marked, signed and dated, on the reverse side)